Exhibit 10.19


                   Consent of Independent Public Accountants

We hereby consent to the use in this Annual Report on Form 20-F of Companhia Vale do Rio Doce of our report dated February 15, 2002, relating to the Consolidated Financial Statements of SIBRA - ELETROSIDERURGICA BRASILEIRA S.A. and Subsidiaries for the years ended December 31, 2001 and 2000, which is included in such Annual Report.


/s/ Deloitte Touche Tohmatsu

DELOITTE TOUCHE TOHMATSU
Auditores Independentes
Salvador, Brazil, June 27, 2002